UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 23, 1999

                            HOMEGOLD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


          SOUTH CAROLINA                0-8909               57-0513287
  (State of other jurisdiction of     (Commission           (IRS Employer
          incorporation)              File Number)      Identification Number)


               3901 PELHAM ROAD, GREENVILLE, SOUTH CAROLINA 29615
               (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code:            (864) 289-5000


ITEM 5.           OTHER INFORMATION

         The Company's common stock presently is traded on the NASDAQ National Market under the symbol "HGFN". In the first quarter of 1999, the Company received notice from NASDAQ of its intention to delist its stock. The Company appealed NASDAQ's notice and received an exception and a modification of the exception. The Company believes it has met all previous conditions related to the modification of the exception, including the completion of the anticipated bond repurchases. The remaining terms of the modified exception are as follows: on or before June 30, 1999, the Company must make a filing with NASDAQ containing a May 31, 1999 balance sheet, evidencing a minimum of $11.0 million in net tangible assets, with pro forma adjustments for any significant events or transactions occurring on or before the filing date. Finally, on or before August 16, 1999, the Company must make a public filing with the SEC and NASDAQ, evidencing a minimum of $11.0 million in net tangible assets as of June 30, 1999.

In order to fully comply with the terms of this exception, the Company must be able to demonstrate compliance with all requirements for continued listing on the NASDAQ National market. In the event the Company fails to comply with any of the terms of this modified exception, its securities may be listed on "The NASDAQ SmallCap Market" pursuant to the maintenance criteria. Based on the Company's current financial conditions and its forecasted operations, the Company anticipates being able to meet the financial conditions that are outlined in the modified exception.

However, no assurance can be given that the Company's actual operating results will meet the criteria for continued listing on the NASDAQ National Market.

As of May 31, 1999 the Company's net tangible assets exceeded the $11.0 million criteria established by NASDAQ.

        Total shareholders' equity (per consolidated balance sheet)                    $       16,321,000

        Excess of cost over net assets of acquired businesses, net                     $       (1,621,000)
                                                                                       -------------------

        Net tangible assets                                                            $       14,700,000
                                                                                       ===================


As of the date of this filing, there were no significant events or transactions that would adversely affect the above calculation.

ITEM 7. FINANCIAL STATEMENT

                    HOMEGOLD FINANCIAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED UNAUDITED BALANCE SHEET
                                  MAY 31, 1999
                                 (IN THOUSANDS)


                                        ASSETS
Cash and cash equivalents                                                                 $        43,873

Restricted cash                                                                                     5,150

Loans receivable                                                                                   60,576
         Less allowance for credit losses on loans                                                 (4,439)
         Less deferred loan fees                                                                     (986)
         Plus deferred loan costs                                                                     695
                                                                                         -----------------
                  Net loans receivable                                                             55,846

Income taxes receivable                                                                               900

Accrued interest receivable                                                                         1,882

Other receivables                                                                                  10,608

Residual receivable, net                                                                           49,564

Property and equipment, net                                                                        18,825

Real estate and personal property acquired through foreclosure                                      3,842

Excess of cost over net assets of acquired businesses, net                                          1,621

Debt origination costs, net                                                                         2,768

Deferred income tax asset, net                                                                      4,151

Servicing asset                                                                                       973

Other assets                                                                                        2,986
                                                                                         -----------------

TOTAL ASSETS                                                                              $       202,989
                                                                                         =================


SEE NOTE TO UNAUDITED CONSOLIDATED BALANCE SHEET, WHICH IS AN INTEGRAL PART OF THIS STATEMENT.

                    HOMEGOLD FINANCIAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED UNAUDITED BALANCE SHEET
                                  MAY 31, 1999
                                 (IN THOUSANDS)


                         LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:

Investor savings:
         Notes payable to investors                                                      $        120,029
         Subordinated debentures                                                                   19,498
                                                                                         -----------------
                  Total investor savings                                                          139,527

Senior unsecured debt                                                                              37,625

Other liabilities:
         Accounts payable and accrued liabilities                                                   5,450
         Remittances payable                                                                        1,946
         Income taxes payable                                                                         432
         Accrued interest payable                                                                   1,670
                                                                                         -----------------
                  Total other liabilities                                                           9,498
                                                                                         -----------------

Total liabilities                                                                                 186,650

Minority interest                                                                                      18

Shareholders' equity:
         Common stock                                                                                 492
         Capital in excess of par value                                                            38,964
         Retained earnings                                                                        (23,135)
                                                                                         -----------------

Total shareholders' equity                                                                         16,321
                                                                                         -----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                $       202,989
                                                                                         =================


SEE NOTE TO UNAUDITED CONSOLIDATED BALANCE SHEET, WHICH IS AN INTEGRAL PART OF THIS STATEMENT.

                    HOMEGOLD FINANCIAL, INC. AND SUBSIDIARIES
                       NOTE TO CONSOLIDATED BALANCE SHEET

NOTE 1--BASIS OF PREPARATION

         HomeGold Financial, Inc. (referred to herein sometimes as the "Company" and "HGFN") states that the accompanying consolidated balance sheet is prepared in accordance with the Securities and Exchange Commission's rules regarding interim financial statements, and therefore does not contain all disclosures required by generally accepted accounting principles for annual financial statements. Reference should be made to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, including the footnotes thereto.

         The consolidated balance sheet as of May 31, 1999, is unaudited and in the opinion of management contains all known adjustments, which consist of only normal recurring adjustments necessary to present fairly the financial position of the Company. In preparing the consolidated balance sheet, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet. Actual results could differ from those estimates. These estimates include, among other things, valuation of real estate owned, evaluation of deferred income tax asset, assumptions used to value residual receivables and determination of the market value of loans and allowance for credit losses.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOMEGOLD FINANCIAL, INC.

                            By:     /s/ Kevin J. Mast
                                    ------------------------------------------
                                    Kevin J. Mast
                                    Executive Vice President, Chief Financial
                                        Officer, and Treasurer